Filed Pursuant to Rule 497(e)
                                                 File No. 33-8708



          MERRILL LYNCH INSTITUTIONAL INTERMEDIATE FUND

            Supplement dated December 5, 1996 to the
               Prospectus dated February 26, 1996


     CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL
HAVE THE MEANING ASCRIBED TO THEM IN THE FUND'S PROSPECTUS.

     As described in a Supplement dated October 31, 1996 to the Fund's Prospectus, certain proposals for the reorganization of the Fund were to be submitted for approval of the Fund's shareholders at an adjournment of a meeting of shareholders scheduled to be held on November 25, 1996, with the proposals to be implemented, if approved by the shareholders, on or about December 2, 1996. Due to the lack of the requisite quorum at the shareholders' meeting on November 25, 1996, the meeting has been adjourned to December 23, 1996. Accordingly, implementation of the proposals will not occur on or about December 2, 1996 but may occur, if approved by shareholders, on or about December 31, 1996.